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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                          MEDICAL MANAGER CORPORATION
             (Exact name of registrant as specified in its charter)

                                 APRIL 8, 1997
                Date of Report (Date of earliest event reported)

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
           DELAWARE                        0-29090                        59-3396629
 (State or other jurisdiction      (Commission File Number)            (I.R.S. Employer
        of incorporation                                             Identification No.)
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         3001 NORTH ROCKY POINT DRIVE, SUITE 100, TAMPA, FLORIDA 33607
    (Address of principal executive offices)                      (Zip Code)

                                 (813) 287-2990
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

     In accordance with the requirements of Staff Accounting Bulletin No. 80, Medical Manager Corporation is filing the financial statements of Systems Plus, Inc. and Systems Plus Distribution, Inc., RTI Business Systems, Inc., National Medical Systems, Inc. and Systems Management, Inc. included in Exhibit 99 to this Form 8-K and incorporated by reference herein.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits.

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
NUMBER                                  EXHIBIT
------                                  -------
  99      --  Financial Statements of Systems Plus, Inc. and Systems Plus
              Distribution, Inc., RTI Business Systems, Inc., National
              Medical Systems, Inc. and Systems Management, Inc. and the
              Reports of Coopers & Lybrand L.L.P.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MEDICAL MANAGER CORPORATION

                                          By:        /s/ JOHN H. KANG
                                            ------------------------------------
                                                        John H. Kang
                                                         President

Dated: April 8, 1997

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                                 EXHIBIT INDEX

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
 EXHIBIT
   NO.                                     EXHIBIT
 -------                                   -------
   99        --  Financial Statements of Systems Plus, Inc. and Systems Plus
                 Distribution, Inc., RTI Business Systems, Inc., National
                 Medical Systems, Inc. and Systems Management, Inc. and the
                 Reports of Coopers & Lybrand L.L.P.
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